Exhibit 99.2
BLACK KNIGHT, INC. Third Quarter 2022 Financial Results November 3, 2022

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: the occurrence of any event, change, or other circumstance that could give rise to a right in favor of Intercontinental Exchange, Inc. ("ICE") or us to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; the outcome of any legal proceedings that may be instituted against us or ICE; the possibility that the proposed transaction does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect ICE or us or the expected benefits of the proposed transaction); business uncertainties and contractual restrictions while the ICE Transaction is pending, which could adversely affect our business and operations; the diversion of management's attention and time from ongoing business operations and opportunities on merger-related matters; security breaches against our information systems or breaches involving our third-party vendors; our ability to maintain and grow our relationships with our clients; our ability to comply with or changes to the laws, rules and regulations that affect our and our clients' businesses; our ability to adapt our solutions to technological changes or evolving industry standards or to achieve our growth strategies; our ability to protect our proprietary software and information rights; the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions; impacts to our business operations caused by the occurrence of a catastrophe or global crisis; the effects of our existing leverage on our ability to make acquisitions and invest in our business; risks associated with the recruitment and retention of our skilled workforce; risks associated with the availability of data; our ability to successfully consummate, integrate and achieve the intended benefits of acquisitions; risks associated with our investment in Dun and Bradstreet Holdings, Inc. ("DNB"); and other risks and uncertainties detailed in the "Statement Regarding Forward-Looking Information", "Risk Factors" and other sections of our Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission ("SEC").

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures, including Organic revenue growth, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted operating income, Adjusted operating margin, Adjusted net earnings and Adjusted EPS. These are important financial measures for us but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. By disclosing these non-GAAP financial measures, we believe we offer investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates the company. These non-GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, operating margin, net earnings, net earnings per share, net earnings margin or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the attached schedules. See the Appendix for further information.

Revenues, EBITDA and EBITDA margin, Operating income and Operating margin for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification Topic 280, *Segment Reporting*. These measures are reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, these measures are excluded from the definition of non-GAAP financial measures under the SEC's Regulation G and Item 10(e) of Regulation S-K.

2
Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 2021 Black Knight Technologies, LLC. All Rights Reserved.

3 Business Highlights MARKET • Rapid rise in interest rates has caused challenges for our clients and prospects • Heightened focus on expenses by clients and prospects, and pending ICE Transaction, has elongated sales cycles in the short t erm • Market conditions create opportunity for Black Knight to help clients increase efficiency and enhance customer experience BLACK KNIGHT • High recurring revenue business model demonstrated resilience in a challenging market environment • Continued momentum with new and existing clients • 6 new MSP clients signed (12 Q3 YTD) • In October, JPMorgan Chase signed a multi - year renewal for the MSP loan servicing system to continue servicing both first mortga ge and home equity loans on a single platform • 5 new Empower clients signed (21 Q3 YTD) • 30 new PPE clients signed (101 Q3 YTD) • 5 new RAP clients signed (7 Q3 YTD) Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

4 Financial Highlights (GAAP) METRICS THIRD QUARTER 2022 YEAR - TO - DATE REVENUES $386.7 million, +2% $1,168.4 million, +7% OPERATING INCOME $68.2 million, - 18% $225.4 million, +2% NET EARNINGS ATTRIBUTABLE TO BLACK KNIGHT (1) $30.0 million, - 44% $434.9 million, +195% OPERATING MARGIN 17.6% 19.3% NET EARNINGS MARGIN 7.8% 37.0% DILUTED EPS (1) $0.19 $2.80 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved. (1) For the nine months ended September 30, 2022, the effect of our investment in DNB was an increase in Net earnings attributable to Black Knight of $303.3 million, or $1.95 per diluted share, including a gain of $305.4 million, net of tax, or $1.96 per diluted share, recognized as a result of the exchange of shares of DNB common stock as part of the consideration for acquiring the remaining 40% interest in Optimal Blue Holdco, LLC (“Optimal Blue”).

5 Financial Highlights (Non - GAAP) METRICS (1) THIRD QUARTER 2022 YEAR - TO - DATE ORGANIC REVENUE GROWTH +2% +6% ADJUSTED EBITDA $179.4 million, - 3% $560.6 million, +5% ADJUSTED EBITDA MARGIN 46.4% 48.0% ADJUSTED OPERATING INCOME $138.1 million, - 7% $440.7 million, +3% ADJUSTED OPERATING MARGIN 35.7% 37.7% ADJUSTED NET EARNINGS $86.6 million, - 7% $284.4 million, +6% ADJUSTED EPS $0.56, - 7% $1.83, +6% (1) See appendix for non - GAAP reconciliations. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

6 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Software Solutions $319.6 $332.7 $920.8 $1,002.8 Revenues ($ in millions) +4% Y/Y +9% Y/Y 57.1% 54.0% 57.4% 55.7% - 170 bps Y/Y - 310 bps Y/Y EBITDA Margin (%) 46.9% 42.8% 46.8% 44.9% - 410bps Y/Y - 190 bps Y/Y Operating Margin (%) Q3 2021 Q3 2022 YTD 2021 YTD 2022 THIRD QUARTER HIGHLIGHTS • Organic revenue growth of 4% • Servicing software solutions revenue growth of 3% • Growth primarily driven by revenues from new clients and an increase in foreclosure - related revenues • Origination software solutions revenue growth of 6%; Organic revenue growth of 5% • Growth primarily driven by new clients and contract termination fees, partially offset by the effect of lower origination volumes and attrition • Revenues sensitive to origination volumes were ~3% of our consolidated revenues and were down ~37% compared to the total origination volume (loans) being down ~63% per the Mortgage Bankers Association (“MBA”) • EBITDA margin of 54.0% compared to 57.1% • Operating margin of 42.8% compared to 46.9%

7 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Data & Analytics $58.4 $54.0 $168.2 $165.6 Revenues ($ in millions) - 8% Y/Y - 2% Y/Y EBITDA margin (%) 35.8% 31.3% 36.5% 32.4% - 450 bps Y/Y - 410 bps Y/Y Operating Margin (%) 29.1% 24.1% - 500 bps Y/Y 29.7% 25.3% - 44 0 bps Y/Y Q3 2021 Q3 2022 YTD 2021 YTD 2022 THIRD QUARTER HIGHLIGHTS • Organic revenue declined 8%, primarily driven by new sales that were more than offset by the effect of lower origination volumes, lower revenues related to a reduction in scope for two strategic data deal renewals in Q4 2021 and attrition • Revenues sensitive to origination volumes were ~2% of our consolidated revenues and were down ~33% compared to the total origination volume (loans) being down ~63% per the MBA • EBITDA margin of 31.3% compared to 35.8% • Operating margin of 24.1% compared to 29.1%

8 Balance Sheet Highlights ($ IN MILLIONS) SEPTEMBER 30, 2022 MATURITY INTEREST RATE CASH AND CASH EQUIVALENTS $ 16.1 REVOLVER ($1,000MM) 565.6 2026 LIBOR + 150 bps TERM A LOAN 1,128.4 2026 LIBOR + 150 bps SENIOR NOTES 1,000.0 2028 3.625% OTHER 5.0 2023 0.00% TOTAL LONG - TERM DEBT (1) $ 2,699.0 NET LEVERAGE RATIO (2) 3.6x MARKET VALUE OF DNB INVESTMENT (3) $ 229 AFTER - TAX VALUE OF DNB INVESTMENT (3) $ 213 (1) Excludes debt issuance costs and discount. (2) Calculated in accordance with the terms of our second amended and restated credit and guaranty agreement .. (3) See appendix for more information. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

9 Other Information ($ IN MILLIONS) ACTUAL OUTLOOK MODELING DETAILS Q3 2022 YTD 2022 FULL YEAR 2022 (1) FEB. 2022 GUIDANCE (2) REVENUE TAILWIND FROM HIGHER FORECLOSURE VOLUMES $4.1 $17.6 $21 to $23 ~$30 REVENUE HEADWIND FROM LOWER ORIGINATION VOLUMES $10.9 $27.9 $39 to $41 ~$30 INTEREST EXPENSE $26.6 $70.3 ~$101 $89 to $92 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved. Internal management expectations are based upon the following estimates and assumptions: (1) As of November 3, 2022. (2) As of February 15, 2022.

Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2020 Black Knight Technologies, LLC. All Rights Reserved. APPENDIX

11 Non - GAAP Financial Measures Organic revenue growth – We define Organic revenue growth as Revenues for the current period compared to an adjusted revenue base for the prior period, which is adjusted to add pre - acquisition revenues of acquired businesses for the portion of the prior year matching the portion of the current year that we owned the acquired businesses .. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings attributable to Black Knight, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to : (i) depreciation and amortization ; (ii) impairment charges ; (iii) interest expense, net ; (iv) income tax expense ; (v ) other expense, net ; (vi) equity in (earnings) losses of unconsolidated affiliates, net of tax ; (vii ) (gains) losses related to investments in unconsolidated affiliate, net of tax ; (viii ) n et earnings (losses) attributable to redeemable noncontrolling interests ; (ix) equity - based compensation, including certain related payroll taxes ; (x) acquisition - related costs, including costs pursuant to purchase agreements ; (xi) costs related to the ICE Transaction ; and (xii) costs associated with expense reduction initiatives .. These adjustments are reflected in Corporate and Other .. Adjusted EBITDA Margin – Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Adjusted operating income – We define Adjusted operating income as Operating income, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to : (i) equity - based compensation, including certain related payroll taxes ; (ii) acquisition - related costs, including costs pursuant to purchase agreements ; (iii) costs related to the ICE Transaction ; (iv) costs associated with expense reduction initiatives ; and (v) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting .. These adjustments are reflected in Corporate and Other .. Adjusted operating margin – Adjusted operating margin is calculated by dividing Adjusted operating income by Revenues .. Adjusted net earnings – We define Adjusted net earnings as Net earnings attributable to Black Knight with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to : (i) equity in (earnings) losses of unconsolidated affiliates, net of tax ; (ii ) (gains) losses related to investments in unconsolidated affiliate, net of tax ; (iii) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting ; (iv) equity - based compensation, including certain related payroll taxes ; (v) costs associated with debt and/or equity offerings ; (vi) acquisition - related costs, including costs pursuant to purchase agreements ; (vii) costs related to the ICE Transaction ; (viii) costs associated with expense reduction initiatives ; (ix) costs and settlement (gains) losses associated with significant legal matters ; (x) adjustment for income tax expense primarily related to the tax effect of the non - GAAP adjustments and a discrete income tax benefit related to the establishment of a deferred tax asset as a result of our reorganization of certain wholly - owned subsidiaries ; and (xi) adjustment for redeemable noncontrolling interests primarily related to the effect of the non - GAAP adjustments .. Adjusted EPS – Adjusted EPS is calculated by dividing Adjusted net earnings by the diluted weighted average shares of common stock outstanding .. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

12 Non - GAAP Reconciliation: Organic Revenue Growth Three months ended September 30, 2022 2021 Organic revenue growth ($ in millions) As reported As reported Pre - acquisition revenues (1) Adjusted base Servicing Software $ 217.7 $ 210.9 $ — $ 210.9 3% Origination Software 115.0 (2) 108.7 1.2 109.9 5% Software Solutions 332.7 319.6 1.2 320.8 4% Data and Analytics 54.0 58.4 — 58.4 (8)% Revenues $ 386.7 $ 378.0 $ 1.2 $ 379.2 2% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved. (1) Includes pre - acquisition revenues of TOMN Holdings, Inc. (“Top of Mind”) for the three months ended September 30, 2021. (2) Includes revenues of $0.8 million from the acquisition of Top of Mind (7/1/22 – 7/7/22). Note: Amounts may not recalculate due to rounding.

13 Non - GAAP Reconciliation: Organic Revenue Growth Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved. Nine months ended September 30, 2022 2021 Organic revenue growth ($ in millions) As reported As reported Pre - acquisition revenues (1) Adjusted base Servicing Software $ 662.0 $ 621.4 $ — $ 621.4 7% Origination Software 340.8 (2) 299.4 12.3 311.7 9% Software Solutions 1,002.8 920.8 12.3 933.1 7% Data and Analytics 165.6 (3) 168.2 1.8 170.0 (3)% Revenues $ 1,168.4 $ 1,089.0 $ 14.1 $ 1,103.1 6% (1) Includes pre - acquisition revenues of Top of Mind, eMBS , Inc. (“ eMBS ”) and NexSpring Financial, LLC (“NexSpring”) for the nine months ended September 30, 2021. (2) Includes revenues of $14.0 million from the acquisitions of Top of Mind (1/1/22 – 7 /7/22) and NexSpring (1/1/22 – 3/15/22). (3) Includes revenues of $2.0 million from the acquisition of eMBS (1/1/22 – 5/16/22). Note: Amounts may not recalculate due to rounding.

14 Non - GAAP Reconciliation: Adjusted EBITDA Three months ended September 30, Nine months ended September 30, ($ in millions) 2022 2021 2022 2021 Net earnings attributable to Black Knight $ 30.0 $ 53.4 $ 434.9 $ 147.2 Depreciation and amortization 93.5 93.6 277.5 271.8 Interest expense, net 26.6 21.6 70.3 62.8 Income tax expense 6.5 15.3 17.0 31.0 Other expense, net 5.4 1.1 9.0 5.3 Equity in (earnings) losses of unconsolidated affiliates, net of tax (0.3) (1.6) 2.1 6.9 Gain related to investment in unconsolidated affiliate, net of tax — — (305.4) (9.9) Net losses attributable to redeemable noncontrolling interests — (7.1) (2.5) (23.2) EBITDA 161.7 176.3 502.9 491.9 Equity - based compensation 13.6 9.8 37.8 33.5 Acquisition - related costs (1.4) (1.8) 7.3 9.5 ICE Transaction - related costs 5.4 — 11.8 — Expense reduction initiatives 0.1 0.5 0.8 1.4 Adjusted EBITDA $ 179.4 $ 184.8 $ 560 ..6 $ 536.3 Net earnings margin (%) 7.8% 12.2% 37.0% 11.4% Adjusted EBITDA margin (%) 46.4% 48.9% 48.0% 49.2% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

15 Non - GAAP Reconciliation: Adjusted Operating Income Three months ended September 30, Nine months ended September 30, ($ in millions) 2022 2021 2022 2021 Operating income $ 68.2 $ 82.7 $ 225.4 $ 220.1 Equity - based compensation 13.6 9.8 37.8 33.5 Acquisition - related costs (1.4) (1.8) 7.3 9.5 ICE Transaction - related costs 5.4 — 11.8 — Expense reduction initiatives 0.1 0.5 0.8 1.4 Depreciation and amortization purchase accounting adjustment 52.2 57.1 157.6 163.7 Adjusted operating income $ 138.1 $ 148.3 $ 440.7 $ 428.2 Operating margin (%) 17.6% 21.9% 19.3% 20.2% Adjusted operating margin (%) 35.7% 39.2% 37.7% 39.3% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

16 Non - GAAP Reconciliation: Adjusted EBITDA for Corporate and Other Three months ended September 30, Nine months ended September 30, ($ in millions) 2022 2021 2022 2021 EBITDA $ (34.9) $ (27.1) $ (109.3) $ (97.7) Equity - based compensation 13.6 9.8 37.8 33.5 Acquisition - related costs (1.4) (1.8) 7.3 9.5 ICE Transaction - related costs 5.4 — 11.8 — Expense reduction initiatives 0.1 0.5 0.8 1.4 Adjusted EBITDA $ (17.2) $ (18.6) $ (51.6) $ (53.3) Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

17 Non - GAAP Reconciliation: Adjusted Net Earnings Three months ended September 30, Nine months ended September 30, ($ in millions, except per share data) 2022 2021 2022 2021 Net earnings attributable to Black Knight $ 30.0 $ 53.4 $ 434.9 $ 147.2 Equity in (earnings) losses of unconsolidated affiliates, net of tax (0.3) (1.6) 2.1 6.9 Gain related to investment in unconsolidated affiliate, net of tax — — (305.4) (9.9) Depreciation and amortization purchase accounting adjustment (1) 52.2 57.1 157.6 163.7 Equity - based compensation (2) 13.6 9.8 37.8 33.5 Debt and/or equity offering expenses — — — 2.3 Acquisition - related costs (1.4) (1.8) 7.3 9.5 ICE Transaction - related costs 5.4 — 11.8 — Expense reduction initiatives — 0.5 0.7 1.4 Legal matters 5.8 1.1 9.5 3.0 Income tax expense adjustment (3) (18.7) (12.9) (66.1) (50.9) Redeemable noncontrolling interests adjustment (4) — (12.5) (5.8) (37.5) Adjusted net earnings $ 86.6 $ 93.1 $ 284.4 $ 269.2 Adjusted EPS $ 0.56 $ 0.60 $ 1.83 $ 1.73 Weighted average shares outstanding, diluted 155.4 156.2 155.5 155.9 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

18 Non - GAAP Reconciliation: Adjusted Net Earnings (Continued) Three months ended September 30, Nine months ended September 30, ($ in millions) 2022 2021 2022 2021 Other intangible assets $ 36.0 $ 41.7 $ 109.6 $ 119.6 Software 16.1 15.2 47.5 43.6 Property and equipment 0.2 0.2 0.6 0.6 Deferred contract costs (0.1) — (0.1) (0.1) Depreciation and amortization purchase accounting adjustment $ 52.2 $ 57.1 $ 157.6 $ 163.7 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved. (2) Includes accelerated recognition of equity - based compensation expense of $ 2 .. 9 million for the nine months ended September 3 0 , 2021 .. (3) The table below shows the reconciliation of the GAAP effective tax rate to the non - GAAP effective tax rate .. (1) Components of the depreciation and amortization purchase accounting adjustment are as follows: Note: Amounts may not recalculate due to rounding. Three months ended September 30, Nine months ended September 30, ($ in millions) 2022 2021 2022 2021 GAAP effective tax rate 18.0% 25.5% 11.6% 20.4% Effect of non - GAAP adjustments (a) 4.5% (3.2)% 10.8% 2.0% Adjusted effective tax rate 22.5% 22.3% 22.4% 22.4%. (4) The redeemable noncontrolling interests adjustment primarily includes the effect of the net incremental depreciation and amortization adjustments associated with the application of purchase accounting .. (a) The effect of the non - GAAP adjustments primarily relate to a higher taxable base, which reduces the net effect of permanent book and tax differences primarily related to the research and experimentation tax credit and discrete items .. For the nine months ended September 30 , 2022 , we recognized a discrete income tax benefit related to the Q 1 2022 reorganization of certain wholly - owned subsidiaries .. Also, the excess tax benefits or expense associated with restricted shares that vested are not included in the calculation of the adjusted effective tax rate since equity - based compensation is included as a non - GAAP adjustment ..

Dun & Bradstreet Investment 19 DNB shares owned by Black Knight (1) 18.5 million DNB share price (2) $12.39 Market value of DNB investment $229 million Total amount invested in DNB $166 million Pre - tax unrealized gain based on amount invested $63 million After - tax unrealized gain based on amount invested $47 million After - tax value of DNB investment $213 million (1) DNB shares owned by Black Knight as of September 30, 2022. (2) Closing price of DNB common stock on September 30, 2022. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate .. © 2021 Black Knight Technologies, LLC. All Rights Reserved.